Revenue And Segment Information	12 Months Ended
Dec. 31, 2011
Revenue And Segment Information [Abstract]
Revenue And Segment Information
5.	REVENUE AND SEGMENT INFORMATION

The Group's chief operating decision maker is the Chief Executive Officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group. Hence, the Group has only one operating segment.

Geographic information

The Group operates in the PRC and all of the Group's long-lived assets are located in the PRC.

Components of net revenues are presented in the following table:

	For the year ended December 31,
	2009 (1)	2010 (1)	2011
Automotive navigation	36,210	63,410	85,853
Mobile/Internet location-based solutions	7,035	11,322	27,420
Public sector and enterprise applications	12,468	9,061	12,278
Other	1,450	1,972	1,409

Net revenues	57,163	85,765	126,960

(1)	In 2011, the Group reassessed its business lines and determined to reclassify certain revenues between "Mobile and Internet Location-based Solutions" and "Public Sector and Enterprise Applications" on the basis of whether or not the solutions use mobile/internet technology. This change has been reflected retrospectively for all the periods presented, resulting in an increase of $1,882 and of $1,736 in revenue from "Mobile and Internet Location-based Solutions" and a decrease of $1,882 and $1,736 in revenue from "Public Sector and Enterprise Applications" compared to the amounts reported previously for the years ended December 31, 2009 and 2010, respectively.